SUMMIT HOTEL PROPERTIES, INC.
Common Stock
($0.01 par value per share)
6.45% Series D Preferred Stock
($0.01 par value per share)

Sales Agreement

August 2, 2016
KeyBanc Capital Markets Inc.
127 Public Square, 4th Floor
Cleveland, OH 44114

Ladies and Gentlemen:
Each of Summit Hotel Properties, Inc., a Maryland corporation (the “Company”), and Summit Hotel OP, LP, a Delaware limited partnership (the “Operating Partnership”), confirms its respective agreement (this “Agreement”) with KeyBanc Capital Markets Inc. (the “Agent”), as follows:
1.Issuance and Sale of Placement Shares.
The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through the Agent, acting as agent and/or principal, up to an aggregate value of $125,000,000 (the “Maximum Amount”), of shares of (a) the Company’s common stock, $0.01 par value per share (the “Common Stock”), and/or (b) the Company's 6.45% Series D Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock” and, together with the Common Stock, the “Placement Shares”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitation set forth in this Section 1 relating to the issuance and sale of Placement Shares not in excess of the Maximum Amount pursuant to this Agreement shall be the sole responsibility of the Company, and the Agent shall have no obligation in connection with such compliance, provided that the Agent strictly follows the trading instructions provided by the Company pursuant to any Placement Notice. The issuance and sale of Placement Shares through the Agent shall be effected pursuant to the Registration Statement, although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement (as defined below) to issue and sell Placement Shares pursuant to this Agreement.
The Company and the Operating Partnership are entering into a sales agreement, dated August 2, 2016, with each of Robert W. Baird & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Canaccord Genuity Inc., Deutsche Bank Securities Inc., Jefferies LLC, Raymond James & Associates Inc. and RBC Capital Markets, LLC (collectively, the “Other

1

Sales Agreements”) with additional sales agents (collectively, the “Alternative Agents”) for the issuance and sale from time to time to or through the Alternative Agents of the Placement Shares on the terms to be set forth in the Other Sales Agreements. The Agent and the Alternative Agents are collectively referred to herein as the “Agents.” This Agreement and the Other Sales Agreements are collectively referred to herein as the “Sales Agreements.” The aggregate offering price of Placement Shares that may be sold pursuant to the Sales Agreements shall not exceed the Maximum Amount.
The Company agrees that whenever it determines to sell Placement Shares directly to an Agent as principal it will enter into a separate written Terms Agreement (each, a “Terms Agreement”), in substantially the form of Annex I hereto, relating to such sale in accordance with Section 6(f) hereof. References herein to “this Agreement” or to matters contained “herein” or “hereunder,” or words of similar import, mean this Agreement and any applicable Terms Agreement.
The Company has filed with the Securities and Exchange Commission (the “Commission”), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), a Registration Statement on Form S-3 (No. 333-212118), including a base prospectus, relating to certain securities, including the Common Stock and preferred stock of the Company, $0.01 par value per share (the “Preferred Stock”), to be offered from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement to the base prospectus included as part of such registration statement specifically relating to the Placement Shares. The Company will furnish to the Agent, for use by the Agent, copies (which may be in electronic form) of the base prospectus included as part of such registration statement, as supplemented by the prospectus supplement specifically relating to the Placement Shares. Except where the context otherwise requires, such registration statement, as amended by any post-effective amendments thereto, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B under the Securities Act (the “Rule 430B Information”), as well as any comparable successor registration statement filed by the Company for the sale of shares of its Common Stock or Preferred Stock, including the Placement Shares, collectively are herein called the “Registration Statement.” The base prospectus included in the Registration Statement, as supplemented by the prospectus supplement specifically relating to the Placement Shares, including the documents incorporated by reference therein, in the form in which such base prospectus and such prospectus supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with the then issued Issuer Free Writing Prospectus(es) (as defined herein), is herein called the “Prospectus.”
Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein (the “Incorporated Documents”). For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System or, if applicable, the Interactive Data Electronic Applications (collectively, “EDGAR”).
2.    Placements.
Each time that the Company wishes to issue and sell the Placement Shares hereunder (each, a “Placement”), it will notify the Agent by email notice (or other method mutually agreed to in writing by the parties) (a “Placement Notice”) containing the parameters in accordance with which it desires the Placement Shares to be sold, which shall at a minimum include the number of Placement Shares to be issued, the time period during which sales are requested to be made, any limitation on the number of Placement Shares that may be sold in any one Trading Day (as defined in Section 3), any minimum price below which sales shall not be made and any maximum price above which sales shall not be made. A form of Placement Notice, which contains such minimum required sales parameters, is attached hereto as Exhibit A. A Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 2 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from the Agent set forth on Schedule 2, as amended from time to time. Each Placement Notice shall be effective upon receipt by the Agent unless and until (i) in accordance with the notice requirements set forth in Section 4, the Agent declines to accept the terms contained therein for any reason, in its sole discretion, (ii) the entire amount of the Placement Shares to be sold pursuant to such Placement Notice have been sold, (iii) in accordance with the notice requirements set forth in Section 4, the Company or the Agent suspends or terminates such Placement Notice, (iv) the Company issues a subsequent Placement Notice with parameters superseding those set forth in such Placement Notice, or (v) this Agreement has been terminated under the provisions of Section 11. The amount of any discount, commission or other compensation to be paid by the Company to the Agent in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 1 and shall not exceed 2.0% of the gross sales price for such Placement Shares. It is expressly acknowledged and agreed that neither the Company nor the Agent will have any obligation whatsoever with respect to a Placement Notice or any Placement Shares unless and until the Company delivers a Placement Notice to the Agent and the Agent does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. Notwithstanding anything to the contrary contained herein, no Placement Notice shall be delivered by the Company at any such time as the Company’s directors and officers would not be permitted to buy or sell securities of the Company in the open market because of the existence of material nonpublic information or applicable blackout periods (such as under the Company’s insider trading policy). In the event of a conflict between the terms of this Agreement and the terms of any Placement Notice, the terms of such Placement Notice will control.

3.    Sale of Placement Shares by the Agent.
Subject to the terms and conditions herein set forth, upon the Company’s issuance of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its customary trading and sales practices to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. The Agent acting under a Placement Notice will provide written confirmation to the Company (including by email correspondence), no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which sales of Placement Shares have been made hereunder setting forth the number of Placement Shares sold on such day, the compensation payable by the Company to the Agent pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company. The Agent may sell Placement Shares by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 of the Securities Act, including without limitation sales made directly on the New York Stock Exchange (the “NYSE”), on any other existing trading market for the Common Stock and/or the Series D Preferred Stock or to or through a market maker. With the prior consent of the Company, the Agent may also sell Placement Shares in privately negotiated transactions. During the term of this Agreement and notwithstanding anything to the contrary herein, the Agent agrees that in no event will it or any Agent Affiliate (as defined in Section 9(a) below) engage in any market making, bidding, stabilization or other trading activity with regard to the Common Stock or the Series D Preferred Stock if such activity would be prohibited under Regulation M or other anti-manipulation rules under the Securities Act. Notwithstanding anything to the contrary herein, the Agent shall not sell shares of the Series D Preferred Stock at a price per share higher than the Maximum Price. For purposes hereof, “Maximum Price” means: (a) from August 2, 2016 and through December 27, 2016, $27.50; (b) subsequent to December 27, 2016 and through June 28, 2020, the product of (i) $25.00 plus any accrued and unpaid dividends per share to, but excluding, the date of sale and (ii) the sum of (A) 1.0 and (B) (x) the number of complete years until the optional redemption date (June 28, 2021) remaining at the date of sale multiplied by (y) 0.0050; and (c) on June 29, 2020 and thereafter, $25.00 plus any accrued and unpaid dividends per share to, but excluding, the date of sale. For the purposes of this Agreement, “Trading Day” means any day on which shares of the Common Stock and/or the Series D Preferred Stock may be purchased and sold on the NYSE.
4.    Suspension or Termination of Sales.
The Company or the Agent may, upon two business days’ prior notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Schedule 2), suspend or terminate any sale of Placement Shares; provided, however, that such suspension or termination shall not affect or impair the other party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. Each of the parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals named on Schedule 2 hereto, as such schedule may be amended from time to time.
5.    Representations and Warranties of the Company and the Operating Partnership.
The Company and the Operating Partnership, jointly and severally, represent and warrant to the Agent that as of the date hereof, as of each Representation Date (as defined below) on which a certificate is required to be delivered pursuant to Section 7(q), and as of the time of each sale of any Placement Shares pursuant to this Agreement:
(a)    No order preventing or suspending the use of the Prospectus has been issued by the Commission, and the Prospectus, as of its date and as of the date of any amendment or supplement and on any Settlement Date, did not, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Company and the Operating Partnership make no representation and warranty with respect to any Agent Information (as defined in Section 9(a) hereof).
(b)    (A) At the original effectiveness of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Securities Act, and (D) as of the date hereof, the Company was and is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act (“Rule 405”)).
(c)    The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405) and the Securities have been and remain eligible for registration by the Company on such automatic shelf registration statement. The Registration Statement became effective upon filing with the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Placement Shares has been initiated or, to the knowledge of the Company and the Operating Partnership, threatened by the Commission. The Registration Statement, as of the date hereof, and any post-effective amendment thereto, as of its applicable effective date and at each deemed effective date with respect to Agents pursuant to Rule 430B(f)(2) and at each Settlement Date, complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Operating Partnership make no representation and warranty with respect to any Agent Information. The documents incorporated, or to be incorporated, by reference in the Registration Statement and the Prospectus, at the time filed with the Commission, complied or will comply, in all respects to the requirements of the Exchange Act.
(d)    Other than the Registration Statement and the Prospectus, the Company (including its agents and representatives, other than the Agents in their capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any Issuer Free Writing Prospectus (other than as referred to in clause (i) below) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) each electronic road show and any other written communications approved in writing in advance by the Agent. Each such Issuer Free Writing Prospectus complied and will comply in all material respects with the Securities Act (to the extent required thereby), and did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified and, when taken together with the Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Operating Partnership make no representation and warranty with respect to any Agent Information.
(e)    The Company was not an “ineligible issuer” (as defined in Rule 405) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Placement Shares contemplated by the Registration Statement and the Prospectus.
(f)    The Placement Shares have been authorized for listing on the NYSE, subject to official notice of issuance and the Company is in material compliance with the rules of the NYSE, including, without limitation, the requirements for continued listing of the Common Stock, the Company's 9.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), the Company's 7.875% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”), the Company's 7.125% Series C Cumulative Redeemable Preferred stock, par value $0.01 per share (the “Series C Preferred Stock”), and the Series D Preferred Stock on the NYSE, and there are no actions, suits or proceedings pending or, to the knowledge of the Company and the Operating Partnership, threatened or contemplated, and the Company has not received any notice from the NYSE regarding the revocation of such listing or otherwise regarding the delisting of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock from the NYSE.

(g)    To the knowledge of the Company, there are no contracts or documents of a character which are required to be filed as exhibits to the Registration Statement other than those that are so filed.
(h)    To the knowledge of the Company and the Operating Partnership, there are no affiliations or associations between (i) any member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and (ii) the Company or any of the Company’s officers, directors, or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date of the Prospectus, except as has been disclosed to the Representatives in writing.
(i)    The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Maryland, has the corporate power and authority to own and lease, as the case may be, its property and to operate its property and conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not (i) have a material adverse effect on the assets, business, condition (financial or otherwise), earnings, properties, management, results of operations or prospects of the Company, the Operating Partnership and the Subsidiaries (as hereinafter defined), taken as a whole, or (ii) prevent or materially interfere with consummation of the transactions contemplated hereby (the occurrence of any such effect, prevention, interference or result described in the foregoing clauses (i) or (ii) being herein referred to as a “Material Adverse Effect”).
(j)    The Operating Partnership has been duly organized, is validly existing as a limited partnership in good standing under the laws of the State of Delaware has the full power and authority to own or lease, as the case may be, its property and to operate its property and conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to transact business and is in good standing as a foreign limited partnership in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.
(k)    Each “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X) of the Company other than the Operating Partnership (each a “Subsidiary” and collectively the “Subsidiaries”) has been duly organized, is validly existing as a corporation, limited partnership or limited liability company in good standing under the laws of the jurisdiction of its organization, has the full power and authority to own or lease, as the case may be, its property and to operate its property and conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to transact business and is in good standing as a foreign corporation, limited partnership or limited liability company, as the case may be, in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. All of the issued shares of capital stock, units of limited partnership interest and units of membership interest of each Subsidiary of the Company or the Operating Partnership have been duly authorized, are validly issued, fully paid and non-assessable, have been issued in compliance with applicable securities laws and were not issued in violation of any preemptive or similar rights. Except as disclosed in the Registration Statement and the Prospectus, the Company or the Operating Partnership, as the case may be, owns, directly or indirectly, all of the issued and outstanding shares of capital stock, units of limited partnership interest and units of membership interest of each Subsidiary are owned by the Company or the Operating Partnership directly or indirectly, free and clear of all security interests, liens, mortgages, encumbrances, pledges, claims or other defects of any kind (collectively, “Liens”). Schedule 3 hereto specifically identifies all subsidiaries of the Company that are “significant subsidiaries” of the Company within the meaning of Rule 1-02(w) of Regulation S-X.
(l)    The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and all corporate action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and consummation by it of the transactions contemplated hereby have been duly and validly taken.
(m)    The Operating Partnership has the partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and all limited partnership action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly taken.
(n)    The Articles Supplementary to the Company’s Amended and Restated Articles of Incorporation setting forth the terms of the Series D Preferred Stock (the “Articles Supplementary”) have been duly authorized and duly executed by the Company and accepted for record with the Maryland State Department of Assessments and Taxation (the “SDAT”).
(o)    The statements in the Registration Statement and the Prospectus under the captions “Description of Common and Preferred Stock,” “Certain Provisions of Maryland Law and Our Charter and Bylaws,” “Material Federal Income Tax Considerations,” and “Plan of Distribution” insofar as such statements summarize agreements, documents or governmental proceedings discussed therein, are accurate, complete and fair summaries of such agreements, documents or governmental proceedings in all material respects.
(p)    The authorized and outstanding capitalization of the Company is as set forth in the Registration Statement and the Prospectus (except for subsequent issuances, if any, pursuant to (i) this Agreement, (ii) pursuant to reservations, agreements, employee benefit plans or dividend reinvestment or stock purchase plans referred to in the Registration Statement and the Prospectus, (iii) pursuant to the exercise, redemption, or exchange of convertible or exchangeable securities, options or warrants referred to in the Registration Statement and the Prospectus, including OP Units or (iv) unregistered issuances not required to be disclosed pursuant to the Exchange Act, the Securities Act or any rule or regulation promulgated thereunder). The authorized capital stock of the Company conforms and will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus under the caption “Description of Common and Preferred Stock.”
(q)    The Common Stock and the Series D Preferred Stock conform and will conform as to legal matters to the descriptions thereof contained in the Registration Statement and the Prospectus under the caption “Description of Common and Preferred Stock.”
(r)    Except as described in the Registration Statement and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, units of partnership interest in the Operating Partnership (“OP Units”) or other ownership interests in the Operating Partnership are outstanding.
(s)    Except as described in the Registration Statement and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.
(t)    The Placement Shares to be sold by the Company have been duly authorized and, when issued and delivered against payment therefore in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Placement Shares will not be subject to or in violation of any preemptive or similar rights. Upon payment of the purchase price and issuance and delivery of the Placement Shares to be issued and sold by the Company in accordance herewith, the purchasers thereof will receive good, valid and marketable title to such Placement Shares, free and clear of all Liens. The certificates, if any, to be used to evidence the Placement Shares will be in substantially the form filed as an exhibit to, or incorporated by reference in, the Registration Statement and will be in proper form and will comply in all material respects with all applicable legal requirements, the requirements of the Articles of Amendment and Restatement, as amended or supplemented through the date hereof (the “Charter”), and Bylaws, as amended, of the Company and the requirements of the NYSE.
(u)    The shares of Common Stock initially issuable upon conversion of the Series D Preferred Stock have been duly authorized and, when issued upon conversion of the Series D Preferred Stock in accordance with the terms of the Articles Supplementary, will be validly issued, fully paid and nonassessable, and the issuance of such shares of Common Stock will not be subject to or in violation of any preemptive or similar rights.  The Board of Directors of the Company has duly and validly reserved such shares of Common Stock for issuance upon conversion of the Series D Preferred Stock.  The certificates, if any, to be used to evidence such shares of Common Stock will be in substantially the form filed as an exhibit to, or incorporated by reference in, the Registration Statement and will, as of the time of each sale of any Series D Preferred Stock pursuant to this Agreement, be in proper form and will comply in all material respects with all applicable legal requirements, the requirements of the Charter and Bylaws, as amended, of the Company and the requirements of the NYSE.

(v)    The Company is the holder, directly or indirectly, of the OP Units of each class and series and in the respective percentages described in the Registration Statement and the Prospectus. Summit Hotel GP, LLC, a wholly owned subsidiary of the Company, is the sole general partner of the Operating Partnership. The OP Units to be issued by the Operating Partnership to the Company upon contribution of the net proceeds from the sale of the Placement Shares have been duly authorized and, when issued and delivered against payment therefor, will be validly issued, fully paid and nonassessable, and the issuance of such OP Units will not be subject to or in violation of any preemptive or similar rights.
(w)    Neither of the Company’s nor the Operating Partnership’s securities are rated by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act.
(x)    Neither the execution and delivery by each of the Company and the Operating Partnership of, nor the performance by each of the Company and the Operating Partnership of its respective obligations under, this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of, any Lien upon any property or other assets of the Company, the Operating Partnership or any Subsidiary pursuant to, or constitute a default (or give rise to any right of termination, acceleration, cancellation, repurchase or redemption) or Repayment Event (as hereinafter defined) under: (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over any of the Company, the Operating Partnership or the Subsidiaries or any of their respective properties or other assets; (ii) the Charter or Bylaws, as amended, of the Company, the Certificate of Limited Partnership and the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended (the “Partnership Agreement”), or similar organizational documents of any Subsidiary; or (iii) any contract, agreement, obligation, covenant or instrument or any term condition or provision thereof to which the Company, the Operating Partnership or any Subsidiary or any of their respective properties or other assets is subject or bound, except, in the case of (i) and (iii) above, for such conflicts, breaches, violations, lien impositions or defaults that would not, individually or in the aggregate, have a material adverse effect. As used herein, “Repayment Event” means any event or condition which, without regard to compliance with any notice or other procedural requirements, gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any of the Company, the Operating Partnership or the Subsidiaries.
(y)    No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of the Company's stockholders, is required to be made or obtained by any of the Company, the Operating Partnership or the Subsidiaries in connection with the issuance and sale of the Placement Shares or the consummation of the transactions contemplated hereby, other than (i) such as have been obtained or made by the Company or the Operating Partnership are in full force and effect, (ii) the filing and acceptance of record of the Articles Supplementary with the SDAT as may be required under the Securities Act, (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Placement Shares are being offered by the Agent and (iv) such approvals as have been obtained in connection with the approval of the Placement Shares for listing on the NYSE, and (v) such approvals (if any) as have been obtained under the rules and regulations of FINRA.
(z)    There are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the Company and the Operating Partnership, threatened or contemplated to which any of the Company, the Operating Partnership or the Subsidiaries or any of their respective directors, managers, partners, officers or members is or would be a party or of which any of their respective properties or other assets is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, (i) other than any such action, suit, claim, investigation or proceeding described in the Prospectus which, if resolved adversely to any of the Company, the Operating Partnership or the Subsidiaries, would not, individually or in the aggregate, have a Material Adverse Effect, or (ii) that are required to be described in the Prospectus and are not so described. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement and the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.
(aa)    None of the Company, the Operating Partnership or any of the Subsidiaries is, and after giving effect to the offering and sale of the Placement Shares and the application of the proceeds thereof as described in the Registration Statement and the Prospectus will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
(bb)    (i) Ernst & Young LLP, which has certified certain financial statements (including the related notes thereto) and supporting schedules incorporated by reference in the Registration Statement and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and by the rules and regulations of the Public Company Accounting Oversight Board (the “PCAOB”); and (ii) PricewaterhouseCoopers LLP, which has certified certain financial statements (including the related notes thereto) and supporting schedules incorporated by reference in the Registration Statement and the Prospectus is an independent registered public accounting firm as required by the Securities Act and by the rules and regulations of the PCAOB.
(cc)    The financial statements incorporated by reference in the Registration Statement and the Prospectus, together with the related notes and schedules, present fairly the consolidated financial position of the Company, as of the dates indicated, and the Company’s consolidated results of operations, cash flows and changes in equity for the periods specified and have been prepared in compliance with the requirements of the Securities Act and the Exchange Act and in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved. The financial statements of the certain hotels acquired or proposed to be acquired, if any, included or incorporated by reference into the Registration Statement and the Prospectus present fairly in all material respects the information set forth therein, have been prepared in conformity with GAAP applied on a consistent basis and otherwise have been prepared in accordance with the financial statement requirements of Regulation S-X applicable thereto. All pro forma financial statements or data incorporated by reference in the Registration Statement and the Prospectus, if any, comply with the requirements of the Securities Act and the Exchange Act, and the assumptions used in the preparation of any such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. The other financial and statistical data contained in the Registration Statement and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the consolidated financial statements of the Company incorporated by reference in the Registration Statement and the Prospectus and the books and records of the Company, the Operating Partnership and the Subsidiaries. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement or the Prospectus that are not included or incorporated by reference therein as required. None of the Company, the Operating Partnership or the Subsidiaries have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), that are not described in the Registration Statement and the Prospectus. All disclosures contained or incorporated by reference in the Registration Statement and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act and the Exchange Act, to the extent applicable. The Company's ratios of earnings to combined fixed charges and preferred stock dividends included in the Registration Statement and the Prospectus have been calculated in compliance with Item 503(d) of Regulation S-K under the Securities Act.
(dd)    All statistical or market-related data included or incorporated by reference in the Registration Statement and the Prospectus are based upon or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required. Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement and the Prospectus has been made with a reasonable basis and in good faith.
(ee)    Each of the Company, the Operating Partnership and the Subsidiaries possesses such permits, licenses, approvals, consents and other authorizations issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct their business as described in the Registration Statement and the Prospectus (collectively, “Governmental Licenses”), except where the failure so to possess would not, individually or in the aggregate, result in a Material Adverse Effect. Each of the Company, the Operating Partnership and the Subsidiaries is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, result in a Material Adverse Effect. Neither the Company nor the Operating Partnership has received any notice and each is otherwise unaware of any proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.
(ff)    Except as would not have a Material Adverse Effect: (i) each of the Company, the Operating Partnership and the Subsidiaries and their respective properties or other assets have been and are in compliance with, and none of the Company, the Operating Partnership or the Subsidiaries has any liability under, applicable Environmental Laws (as hereinafter defined); (ii) none of the Company, the Operating Partnership or the Subsidiaries has at any time released (as such term is defined in Section 101(22) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §§ 9601-9675 (“CERCLA”)) or otherwise disposed of or dealt with Hazardous Materials (as hereinafter defined) on, to or from the properties or other assets owned by the Company, the Operating Partnership or the Subsidiaries, except such as would not cause the Company, the Operating Partnership, the LLC or the Subsidiaries to incur liability and that would not require disclosure pursuant to Environmental Laws, or that have been remediated in accordance with Environmental Laws; (iii) the Company, the Operating Partnership and the Subsidiaries do not intend to use the properties or other assets owned by any of the Company, the Operating Partnership or the Subsidiaries or any subsequently acquired properties and other assets, other than in compliance with applicable Environmental Laws; (iv) none of the Company, the Operating Partnership or the Subsidiaries has received any notice and each is otherwise unaware of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters (including, but not limited to, groundwater and surface water) on, beneath or adjacent to the properties, or onto lands or other assets owned by any of the Company, the Operating Partnership or the Subsidiaries from which Hazardous Materials might seep, flow or drain into such waters; (v) none of the Company, the Operating Partnership or the Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any applicable Environmental Law or common law by any governmental or quasi-governmental body or any third party with respect to the properties or other assets described in the Registration Statement and Prospectus, or arising out of the conduct of the Company, the Operating Partnership or the Subsidiaries, except for such claims that would not cause the Company, the Operating Partnership or any Subsidiary to incur liability and that would not require disclosure pursuant to Environmental Laws; and (vi) neither the properties nor any other assets currently owned by any of the Company, the Operating Partnership or the Subsidiaries is included or, to the knowledge of the Company and the Operating Partnership, proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency (the “EPA”) or, to the knowledge of the Company and the Operating Partnership, proposed for inclusion on any similar list or inventory issued pursuant to any other applicable Environmental Law or issued by any other federal, state, local, municipal or other administrative, regulatory, governmental or quasi-governmental authority (a “Governmental Authority”). To the knowledge of the Company and the Operating Partnership, there have been, and are, no (i) aboveground or underground storage tanks, (ii) polychlorinated biphenyls (“PCBs”) or PCB-containing equipment, (iii) asbestos or asbestos containing materials, (iv) lead-based paints, (v) dry-cleaning facilities, or (vi) wet lands, in each case in, on, under or adjacent to any Property or other assets owned by any of the Company, the Operating

Partnership or the Subsidiaries the existence of which has had a Material Adverse Effect. As used herein, “Hazardous Material” shall include any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances or related materials, asbestos or any hazardous material as defined or regulated by any applicable federal, state or local environmental law, ordinance, statute, rule or regulation including, without limitation, CERCLA, the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §§ 5101-5128, the Solid Waste Disposal Act, as amended, 42 U.S.C. §§ 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001-11050, the Toxic Substances Control Act, 15 U.S.C. §§ 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136-136y, the Clean Air Act, 42 U.S.C. §§ 7401-7671q, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. §§ 1251-1387, the Safe Drinking Water Act, 42 U.S.C. §§ 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. §§ 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to any of the foregoing (including environmental statutes not specifically defined herein) (individually, an “Environmental Law” and collectively, “Environmental Laws”) having or claiming jurisdiction over the properties and other assets described in the Registration Statement and the Prospectus.
(gg)    Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings granting any person the right to require the Company or the Operating Partnership, as the case may be, to file a registration statement under the Securities Act with respect to any securities of the Company or the Operating Partnership, as the case may be, or to require the Company to include such securities with the Placement Shares registered pursuant to the Registration Statement.
(hh)    Subsequent to the respective dates as of which information is given in each of the Registration Statement and the Prospectus, (i) there has not occurred any material adverse change, any development involving a prospective material adverse change or any development that would reasonably be expected to result in a material adverse change, in the assets, business, condition (financial or otherwise), earnings, properties, management, results of operations or prospects of the Company, the Operating Partnership or the Subsidiaries, taken as a whole; (ii) none of the Company, the Operating Partnership or the Subsidiaries has incurred any material liability or obligation, direct or contingent, or entered into any material transaction; (iii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iv) there has not been any material change in the capital stock, short-term debt or long-term debt of any of the Company, the Operating Partnership or the Subsidiaries, except in each case as described in the Registration Statement and the Prospectus.
(ii)    (i) Each of the Company, the Operating Partnership and the Subsidiaries has fee simple title or a valid leasehold interest to all of the properties and other assets described in the Registration Statement and Prospectus as owned or leased by the Company, the Operating Partnership or the Subsidiaries (the “Properties”), in each case, free and clear of all Liens, except as such as would not have a Material Adverse Effect; (ii) all Liens on or affecting the Properties that are required to be disclosed in the Registration Statement and the Prospectus are

disclosed therein and none of the Company, the Operating Partnership or the Subsidiaries is in default under any such Lien except for such defaults that would not have a Material Adverse Effect; (iii) all of the leases and subleases material to the business of the Company, the Operating Partnership and the Subsidiaries, taken as a whole, and under which the Company, the Operating Partnership or any of the Subsidiaries holds Properties described in the Registration Statement and the Prospectus, are in full force and effect, and neither the Company nor the Operating Partnership has received any notice and each is otherwise unaware of any material claim of any sort that has been asserted by anyone adverse to the rights of any of the Company, the Operating Partnership or any Subsidiary under any of such leases or subleases, or affecting or questioning the rights of any of the Company, the Operating Partnership or such Subsidiary to the continued possession of the leases or subleased premises under any such lease or sublease; (iv) none of the Company, the Operating Partnership or the Subsidiaries is in violation of any municipal, state or federal law, rule or regulation concerning the Properties or any part thereof which violation would have a Material Adverse Effect; (v) each of the Properties complies with all applicable zoning laws, laws, ordinances, regulations, development agreements, reciprocal easement agreements, ground or airspace leases and deed restrictions or other covenants, except where the failure to comply would not have a Material Adverse Effect; (vi) neither the Company nor the Operating Partnership has received from any Governmental Authority any notice of any condemnation of or zoning change materially affecting the Properties or any part thereof, and neither the Company nor the Operating Partnership knows and each is otherwise unaware of any such condemnation or zoning change which is threatened and which if consummated would have a Material Adverse Effect; and (vii) except as otherwise described in the Registration Statement and the Prospectus, no tenant under any of the leases at the Properties has a right of first refusal to purchase the premises demised under such lease.
(jj)    (i) The mortgages and deeds of trust encumbering the Properties owned or leased by the Company, the Operating Partnership or any Subsidiary are not convertible into equity interests in the respective Property nor will the Company, the Operating Partnership, the Subsidiaries, or any person affiliated therewith, hold a participating interest therein, and (ii) such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any Property not owned, directly or indirectly, by the Company, the Operating Partnership or any Subsidiary.
(kk)    There are no material business relationships or related party transactions involving any of the Company, the Operating Partnership, the Subsidiaries or any other person required to be described in the Registration Statement and the Prospectus which have not been described therein.
(ll)    Each of the Company, the Operating Partnership and the Subsidiaries own or possess all inventions, patent applications, patents, patent rights, licenses, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets, know-how and other proprietary information described in the Registration Statement and the Prospectus as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses (collectively, the “Intellectual Property”), and neither the Company nor the Operating Partnership has received any notice and each is otherwise unaware of any claim to the contrary or any challenge by any other person to the rights of the Company, the Operating

Partnership and the Subsidiaries with respect to the Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Company, the Operating Partnership and the Subsidiaries therein. None of the Company, the Operating Partnership or the Subsidiaries has infringed or is infringing upon the intellectual property of a third party, and neither the Company nor the Operating Partnership has received any notice and each is otherwise unaware of a claim by a third party to the contrary.
(mm)    No material labor dispute with the employees of the Company, the Operating Partnership or any of the Subsidiaries exists, or, to the knowledge of the Company or the Operating Partnership, is imminent. Neither the Company nor the Operating Partnership has received any notice and each is otherwise unaware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would reasonably be expected to have a Material Adverse Effect on the Company, the Operating Partnership or the Subsidiaries, taken as a whole.
(nn)    Each of the Company, the Operating Partnership and the Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are adequate in respect of the businesses in which it is or will be engaged as described in the Registration Statement and the Prospectus. Each such policy and instrument is, to the knowledge of the Company and the Operating Partnership, in full force and effect and each of the Company, the Operating Partnership and the Subsidiaries is in compliance with the terms of such policies and instruments in all material respects. None of the Company, the Operating Partnership or the Subsidiaries has been refused any insurance coverage sought or applied for. None of the Company, the Operating Partnership or the Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business as currently conducted or as proposed to be conducted as described in the Registration Statement and the Prospectus at a cost that would not have a Material Adverse Effect.
(oo)    The Operating Partnership or a Subsidiary has title insurance on the fee interests and/or leasehold interests in each of the Properties covering such risks and in such amounts as are commercially reasonable for the assets to be owned or leased by them, and such title insurance is in full force and effect.
(pp)    Except as would not have a Material Adverse Effect, neither the Operating Partnership nor the Subsidiaries will be prohibited, directly or indirectly, under any agreement or other instrument to which they are a party or are subject, from paying any distributions to the Company, from making any other distribution on the OP Units, from repaying to the Company any loans or advances made to the Operating Partnership or any Subsidiary by the Company or from transferring any of the properties or other assets of the Operating Partnership or the Subsidiaries to the Company, the Operating Partnership or any other Subsidiary of the Company.
(qq)    There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Placement Shares.

(rr)    Each of the Company, the Operating Partnership and the Subsidiaries has filed all federal, state and local tax returns that are required to be filed or has requested extensions thereof (“Returns”) (except in any case in which the failure to so file would not have a Material Adverse Effect), whether or not arising from transactions in the ordinary course of business, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect whether or not arising from transactions in the ordinary course of business. No audits or other administrative proceedings or court proceedings are presently pending against any of the Company, the Operating Partnership or the Subsidiaries with regard to any Returns, and no taxing authority has notified any of the Company, the Operating Partnership or the Subsidiaries that it intends to investigate its tax affairs, except where any such audit or investigation would not have a Material Adverse Effect.
(ss)    Each of the Company, the Operating Partnership and the Subsidiaries has complied in all respects with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to the payment and withholding of taxes, including, without limitation, the withholding and reporting requirements under Sections 1441 through 1446, Sections 1471 through 1474, 3401 through 3406, and 6041 and 6049 of the Code, as well as similar provisions under any other laws, and has, within the time and in the manner prescribed by law, withheld and paid over to the proper governmental authorities all amounts required in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party, except in any case in which the failure so to comply would not have a Material Adverse Effect.
(tt)    Commencing with the Company’s short taxable year ended December 31, 2011, the Company has been organized and has operated in a manner so as to qualify as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Code and the Company elected to be taxed as a REIT under the Code effective for its short taxable year ended December 31, 2011. The organization and current and proposed method of operation of the Company as described in the Registration Statement and the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable years ending December 31, 2016 and thereafter.
(uu)    Each of the Company, the Operating Partnership and the Subsidiaries is in compliance, in all material respects, with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or the Operating Partnership would have any liability. None of the Company, the Operating Partnership or the Subsidiaries has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code, including the regulations and published interpretations thereunder. Each “pension plan” for which any of the Company, the Operating Partnership or the Subsidiaries would have any liability and that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.
(vv)    None of the Company, the Operating Partnership, the Subsidiaries or, to the knowledge of the Company or the Operating Partnership, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company, the Operating Partnership or any of the Subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, the Operating Partnership and the Subsidiaries and, to the knowledge of the Company, the Operating Partnership and the Subsidiaries, their affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure and which are reasonably expected to continue to ensure continued compliance therewith.
(ww)    The operations of the Company, the Operating Partnership and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Operating Partnership or the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and the Operating Partnership, threatened.
(xx)    None of the Company, the Operating Partnership nor the Subsidiaries or, to the knowledge of the Company or the Operating Partnership, any director, officer, agent, employee, affiliate or representative of the Company, the Operating Partnership or the Subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, the Operating Partnership nor the Subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions; and the Company, the Operating Partnership and the Subsidiaries will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any

Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.
(yy)    None of the Company, the Operating Partnership or any of their Subsidiaries is in violation or default of (i) any provision of its charter or bylaws (or similar organizational documents), (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its Property is subject, or (iii) any statute, law, rule, regulation applicable to it or its properties or to any judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over it or any of its properties, except in the case of clauses (ii) and (iii) above, for such violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect.
(zz)    Except for this Agreement, there are no contracts, agreements or understandings that would give rise to a valid claim against the Company or the Operating Partnership or the Agent for a brokerage commission, finder’s fee or other like payment in connection with the offering contemplated by this Agreement.
(aaa)    There is and has been no failure on the part of the Company or any of the Company’s officers or directors, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”), and the Company has taken all necessary actions to ensure that, so long as the Company has a class of securities registered under Section 12 of the Exchange Act, the Company and any officers and directors of the Company, in their capacities as such, will be in compliance with the Sarbanes-Oxley Act.
(bbb)    The Company and the Operating Partnership make and keep books and records that are accurate in all material respects and maintain “internal control over financial reporting” (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) in compliance with the requirements of the Exchange Act. The Company’s and the Operating Partnership’s internal control over financial reporting has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language included as an exhibit to the Registration Statement is accurate. Except as otherwise disclosed in the Registration Statement and the Prospectus, since the Company’s incorporation, there has been (a) no significant deficiency or material weakness in the design or operation of the Company’s internal control over financial reporting (whether or not remediated) which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (b) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
(ccc)    The interactive data in eXtensbile Business Reporting Language included as an exhibit to the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
(ddd)    The Company and its consolidated subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act). Such disclosure controls and procedures are effective to perform the functions for which they were established and are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding disclosure.
(eee)    None of the Company, the Operating Partnership or the Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to, described or incorporated by reference in, or filed as an exhibit to, the Registration Statement or the Prospectus, and no such termination or non-renewal has been threatened by any of the Company, the Operating Partnership or the Subsidiaries or, to the Company’s and Operating Partnership’s knowledge, any other party to any such contract or agreement.
(fff)    The Company has not, directly or indirectly, including through the Operating Partnership, extended credit, arranged to extend credit or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or the Operating Partnership, or to or for any family member or affiliate of any director or executive officer of the Company or the Operating Partnership.
(ggg)    None of the Company, the Operating Partnership or the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares.
(hhh)    Throughout the period from its formation through the date hereof, the Operating Partnership and any Subsidiary that has been formed as a partnership or a limited liability company for State law purposes has been properly classified either as a partnership or as an entity disregarded as separate from its parent for U.S. federal income tax purposes and has not been subject to taxation as an association or a “publicly traded partnership” (within the meaning of Section 7704(b) of the Code) taxable as a corporation, for U.S. federal income tax purposes.

(iii)    The Company and the Operating Partnership intend to apply the net proceeds from the sale of the Placement Shares substantially in accordance with the description set forth in the Registration Statement and the Prospectus under the heading “Use of Proceeds.”
(jjj)    The Company has no present plan or intention to materially alter its investment policies as described in the Registration Statement and the Prospectus.
(kkk)    Each of the Company and the Operating Partnership acknowledges that the Agent and, for purposes of the opinions to be delivered pursuant to this Agreement, counsel to the Company and counsel to the Agent, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.
(lll)    The Common Stock and the Series D Preferred Stock are each an “actively-traded security” exempted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.
6.    Sale and Delivery; Settlement.
(a)    Sale of Placement Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon the Agent’s acceptance of the terms of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. The Company acknowledges and agrees that (i) there can be no assurance that the Agent will be successful in selling Placement Shares, (ii) the Agent will not incur any liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by the Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares as required under this Agreement and (iii) the Agent shall not be under any obligation to purchase Placement Shares on a principal basis pursuant to this Agreement.
(b)    Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date “ and the first such settlement date, the “First Delivery Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate sales price received by the Agent at which such Placement Shares were sold, after deduction for (i) the Agent’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof and (ii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.
(c)    Delivery of Placement Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting the Agent’s or its designee’s account at The Depository Trust Company through its Deposit and Withdrawal at Custodian System (“DWAC”) or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, the Agent acting under the applicable Placement Notice will deliver the related Net Proceeds in same-day funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Shares on a Settlement Date, the Company will, in addition to and in no way limiting the rights and obligations set forth in Section 9(a) (Indemnification and Contribution), (i) hold the Agent harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay to the Agent any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.
(d)    Denominations; Registration. Certificates for the Placement Shares, if any, shall be in such denominations and registered in such names as the Agent may request in writing at least one full business day before the Settlement Date. The certificates for the Placement Shares, if any, will be made available for examination and packaging by the Agent in The City of New York not later than noon (New York time) on the business day prior to the Settlement Date.
(e)    Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares if, after giving effect to the sale of such Placement Shares, the number of Placement Shares sold pursuant to this Agreement or any Terms Agreement would exceed the lesser of (A) together with all sales of Placement Shares under this Agreement and any Terms Agreement, the Maximum Amount, (B) the dollar amount of securities available for offer and sale under the currently effective Registration Statement and (C) the aggregate dollar amount or number of shares of Common Stock and/or Series D Preferred Stock authorized from time to time to be issued and sold under this Agreement, and any Terms Agreement by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to the Agent in writing. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares at a price lower than the minimum price authorized from time to time by the Company’s board of directors, duly authorized committee thereof or a duly authorized executive committee, and notified to the Agent in writing.
(f)    No Obligation to Purchase Placement Shares. The Agent shall not have any obligation to purchase Placement Shares as principal, whether from the Company or otherwise, unless the Company and the Agent agree as set forth below. Placement Shares purchased from the Company by the Agent, individually or in a syndicate, as principal shall be made in accordance with terms agreed upon between the Agent and the Company as evidenced by a Terms Agreement. The Agent’s commitment to purchase Placement Shares from the Company as principal shall be deemed to have been made on the basis of the accuracy of the representations and warranties of the Company, and performance by the Company of its covenants and other obligations, herein contained and shall be subject to the terms and conditions herein set forth. At the time of each Terms Agreement, the Agent shall specify the requirements, if any, for the officers’ certificate, opinions and letters of counsel and accountants’ letter pursuant to Section 7(q), (r) and (s), respectively, hereof. In the event of a conflict between the terms of this Agreement and a Terms Agreement, the terms of such Terms Agreement shall control.
7.    Covenants of the Company.
The Company covenants and agrees with the Agent that:
(a)    Registration Statement Amendments. After the date of this Agreement and during any period (the "Prospectus Delivery Period") in which a prospectus relating to any Placement Shares is required to be delivered by the Agent under the Securities Act with respect to a pending sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will notify the Agent promptly of the time when any subsequent amendment to the Registration Statement has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information related to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus.
(b)    Notice of Commission Stop Orders. The Company will advise the Agent, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other order preventing or suspending the use of the Prospectus, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose or any examination pursuant to Section 8(e) of the Securities Act, or if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Placement Shares; and the Company will promptly use its commercially reasonable efforts to prevent the issuance of any stop or other order or to obtain its withdrawal if such a stop or other order should be issued.
(c)    Delivery of Prospectus; Subsequent Changes. During the Prospectus Delivery Period, the Company will comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify the Agent to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(d)    Delivery of Registration Statement and Prospectus. The Company will furnish to the Agent (at the expense of the Company) copies of the Registration Statement and the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during the Prospectus Delivery Period. The copies of the Registration Statement and the Prospectus and any supplements or amendments thereto furnished to the Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Notwithstanding the foregoing, the Company will not be required to furnish any document (other than the Prospectus) to the Agent to the extent such document is available on EDGAR.
(e)    Copies of Amendments. Before amending or supplementing the Registration Statement, or the Prospectus, or a document incorporated by reference therein, the Company shall furnish to the Agent a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Agent objects, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule 424(b).
(f)    Agent to be Advised. The Company shall advise the Agent promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; or (vi) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Placement Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement or the Prospectus or suspending any such qualification of the Placement Shares and, if any such order is issued, will use its best efforts to obtain as soon as possible the withdrawal thereof.
(g)    Post-Effective Amendments. If, at or after the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment to be filed and become effective, and will pay any applicable fees in accordance with the Securities Act, as soon as possible.  The Company will advise the Agent promptly and, if requested by the Agent, will confirm such advice in writing, (i) when such post-effective amendment has become effective and (ii) if Rule 430A under the Securities Act is relied upon, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such Rules

(h)    Blue Sky. The Company will promptly furnish such information or to take such action as the Agent may reasonably request and otherwise to qualify the Placement Shares for offer and sale under the securities or “blue sky” laws of such jurisdictions (domestic and foreign) as the Agent shall reasonably request, and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Placement Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject; and to promptly advise the Agent of the receipt by the Company of any notification with respect to the suspension of the qualification of the Placement Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.
(i)    Earnings Statement. The Company will make generally available to its security holders as soon as practicable an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act. “Earnings statement” and “make generally available” will have the meanings contained in Rule 158 under the Securities Act.
(j)    Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company and the Operating Partnership, jointly and severally, agree to pay or cause to be paid all expenses incident to the performance of their respective obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s and the Operating Partnership’s counsel, accountants and other advisors in connection with the registration and delivery of the Placement Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the Prospectus, and amendments, supplements and exhibits to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Agent and dealers, in the quantities hereinabove specified; (ii) all costs and expenses related to the transfer and delivery of the Placement Shares to the Agents, including any transfer or other taxes payable thereon; (iii) the cost of printing and producing any securities or blue sky memorandum in connection with the offer and sale of the Placement Shares under the securities laws of the jurisdictions in which the Placement Shares may be offered or sold and all expenses in connection with the qualification of the Placement Shares for offer and sale under such securities laws as provided in Section 7(h) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agent in connection with such qualification and in connection with the securities or blue sky memorandum; (iv) all filing fees and the reasonable fees and disbursements of counsel to the Agent incurred in connection with the review and qualification of the offering of the Placement Shares by FINRA; (v) all costs and expenses incident to listing the Placement Shares on the NYSE; (vi) the cost of printing, issuing and delivering certificates representing the Placement Shares; (vii) the costs and charges of any transfer agent, registrar or depositary; (viii) the document production charges and expenses associated with preparing, printing and delivering to the Underwriters this Agreement; (ix) all expenses in connection with any offer and sale of the Placement Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Agent in connection with offers and sales outside of the United States; and (x) all other costs and expenses incident to the performance of the obligations of the Company and the Operating Partnership hereunder for which provision is not otherwise made in this Section 7(j); provided, however, that the liability of the Company and the Operating Partnership for fees and disbursements of counsel for the Agent pursuant to clauses (iii) and (ix) shall not exceed $10,000 in the aggregate.
(k)    Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.”
(l)    Notice of Other Sales. During the pendency of any Placement Notice given hereunder, the Company shall provide the Agent with one day’s prior written notice, or, in the event that the average daily trading volume (as defined under Regulation M of the Exchange Act) of the Common Stock or the Series D Preferred Stock falls below $100,000, five days' written notice, before it offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any shares of Common Stock or Series D Preferred Stock (other than Placement Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock or Series D Preferred Stock, warrants or any rights to purchase or acquire Common Stock or Series D Preferred Stock; provided that such notice shall not be required in connection with the (i) issuance, grant or sale of Common Stock or Series D Preferred Stock, options to purchase shares of Common Stock or Series D Preferred Stock or Common Stock or Series D Preferred Stock issuable upon the exercise of options or other equity awards pursuant to any employee or director stock option or benefits plan or stock ownership plan, (ii) the issuance or sale of shares of Common Stock or Series D Preferred Stock pursuant to any dividend reinvestment plan that the Company may adopt from time to time, (iii) the issuance of shares of Common Stock or Series D Preferred Stock upon the exercise of any currently outstanding warrants, options or other rights in effect or outstanding and disclosed in filings by the Company available on EDGAR or (iv) the issuance of shares of Common Stock upon the redemption of OP Units.
(m)    Change of Circumstances. The Company will, at any time during the pendency of a Placement Notice, advise the Agent promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to the Agent pursuant to this Agreement.
(n)    Due Diligence Cooperation. The Company will cooperate with any reasonable due diligence review conducted by the Agent or their representatives or agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as the Agent may reasonably request.
(o)    REIT Status. The Company will use its best efforts to meet the requirements to qualify as a REIT under the Code for its taxable year ending December 31, 2016, and thereafter will use its best efforts to continue to meet the requirements to qualify as a REIT under the Code, as the case may be, until the Board of Directors of the Company determines that it is no longer in the best interests of the Company and its stockholders to qualify as a REIT.

(p)    Required Filings Relating to Placement of Placement Shares. The Company will disclose in its quarterly reports on Form 10-Q, in its annual report on Form 10-K and/or, in the discretion of the Company, in a current report on Form 8-K the amount of Placement Shares sold through the Agent, the Net Proceeds to the Company and the compensation payable by the Company to the Agent with respect to such Placement Shares, during the applicable period.
(q)    Representation Dates; Certificate. Each time the Company: (i) files the Prospectus relating to the Placement Shares or amends or supplements (other than a prospectus supplement relating solely to an offering of securities other than the Placement Shares) the Registration Statement or the Prospectus relating to the Placement Shares by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Placement Shares; (ii) files an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended financial information or a material amendment to the previously filed Form 10-K); (iii) files a quarterly report on Form 10-Q under the Exchange Act or (iv) files a current report on Form 8-K containing amended financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K under the Exchange Act (each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date”); the Company shall furnish the Agent with a certificate, in the form attached hereto as Exhibit B within three (3) Trading Days of any Representation Date. The requirement to provide a certificate under this Section 7(q) shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide the Agent with a certificate under this Section 7(q), then before the Company delivers the Placement Notice or the Agent sells any Placement Shares, the Company shall provide the Agent with a certificate, in the form attached hereto as Exhibit B, dated the date of the Placement Notice.
(r)    Legal Opinion. On the date of this Agreement, within three (3) Trading Days after each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit B for which no waiver is applicable, and the date of the Placement Notice if such Placement Notice is delivered during a period for which the waiver described in Section 7(q) was in effect, unless the Agent agrees otherwise, the Company shall cause to be furnished to the Agent (i) a written opinion, a negative assurance letter and a written tax opinion of Hunton & Williams LLP, counsel for the Company and the Operating Partnership (“Company Counsel”), dated the date such opinions and negative assurance letter are required to be delivered, substantially similar to the forms attached hereto as Exhibit C, Exhibit D and Exhibit E, respectively, and (ii) a written opinion of Venable LLP, special Maryland counsel for the Company (“Maryland Counsel”), dated the date such opinion is required to be delivered, substantially similar to the form attached hereto as Exhibit F, in either case, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented. In lieu of the opinions and negative assurance letter of Company

Counsel and Maryland Counsel required to be furnished to the Agent pursuant to this Section 7(r) on subsequent Representation Dates, Company Counsel and Maryland Counsel may furnish the Agent with a letter (a “Reliance Letter”) to the effect that the Agent may rely on a prior opinion or negative assurance letter delivered under this Section 7(r) to the same extent as if it were dated the date of such Reliance Letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as then amended or supplemented).
(s)    Comfort Letters. On the date of this Agreement, the Company shall cause its independent accountants (and/or any other independent accountants whose report is included in the Registration Statement or the Prospectus), to furnish the Agent with a letter (the “Initial Comfort Letter”) in form and substance satisfactory to the Agent (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act, and the PCAOB, and (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings. Within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit B for which no waiver is applicable, the Company shall cause such independent accountants to provide a supplemental comfort letter to the Agent which shall state that such auditors have followed such procedures as they deem necessary to determine that no changes or modifications to the Initial Comfort Letter are necessary except as set forth in such supplemental letter, together with a customary “circle up” of the relevant sections of the 10-Q, 10-K or other documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference in the Registration Statement.
(t)    Market Activities. The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares or (ii) sell, bid for, or purchase the Placement Shares to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Placement Shares to be issued and sold pursuant to this Agreement other than the Agent; provided, however, the Company may bid for and purchase Common Stock or Series D Preferred Stock in accordance with Rule 10b-18 under the Exchange Act.
(u)    Filings with the NYSE. The Company will timely file with the NYSE (and/or the Company’s then principal trading market for its Common Stock and its Series D Preferred Stock) all material documents and notices required by the NYSE (or such other principal trading market) of companies that have or will issue securities that are traded on the NYSE (or such other principal trading market).
(v)    Securities Act and Exchange Act. The Company will use its commercially reasonable efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Shares as contemplated by the provisions hereof and the Prospectus.
(w)    No Offer to Sell. Other than a free writing prospectus (as defined in Rule 405 under the Securities Act) approved in advance in writing by the Company and the Agent in its capacity as principal or agent hereunder, neither the Agent nor the Company (including its agents and representatives, other than the Agent in their capacity as such) will, directly or indirectly, make, use, prepare, authorize, approve or refer to any free writing prospectus relating to the Placement Shares to be sold by the Agent as principal or agent hereunder. The Company will treat the Agent-approved Issuer Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act, and will comply with the requirements of Rule 433 of the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.
(x)    No Other Prospectuses. The Company will not, at any time at or after the execution of this Agreement, to offer or sell any Placement Shares by means of any “prospectus” (within the meaning of the Securities Act) or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Placement Shares, except in each case other than the Prospectus
(y)    Sarbanes-Oxley Act. The Company will maintain and keep accurate books and records reflecting its assets and maintain internal accounting controls in a manner designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles, (iii) receipts and expenditures of the Company are being made only in accordance with management’s and the Company’s directors’ authorization, and (iv) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements. The Company will maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the applicable regulations thereunder that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its Chief Executive Officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company is made known to them, particularly during the period in which such periodic reports are being prepared.

(z)    Transfer Agent. The Company shall maintain, at its expense, a registrar and transfer agent for the Common Stock and the Series D Preferred Stock.
(aa)    Listing. During any period in which a prospectus relating to the Placement Shares is required to be delivered by the Agent under the Securities Act with respect to a pending sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the Placement Shares to be listed on the NYSE (or such other principal trading market for the Company’s Common Stock or Series D Preferred Stock).
(bb)    Available Shares. The Company will ensure that there are at all times sufficient shares of Common Stock and/or Series D Preferred Stock to provide for the issuance, free of any preemptive rights, out its authorized but unissued shares of Common Stock and/or Series D Preferred Stock, of the Maximum Amount.
8.    Conditions to the Agent’s Obligations.
The obligations of the Agent hereunder with respect to a Placement Notice will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company and the Operating Partnership herein, to the due performance by the Company and the Operating Partnership of its respective obligations hereunder, to the completion by the Agent of a due diligence review satisfactory to the Agent in its reasonable judgment, and to the continuing satisfaction (or waiver by the Agent in its sole discretion) of the following additional conditions:
(a)    Registration Statement Effective. The Registration Statement shall have become effective and shall be available for the sale of all Placement Shares contemplated to be issued by any Placement Notice.
(b)    No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (iv) the occurrence of any event that makes any statement of material fact made in the Registration Statement or the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or that requires the making of any changes in the Registration Statement, related Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(c)    Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any material adverse change, on a consolidated basis, in the authorized capital stock of the Company or any Material Adverse Effect, or any development that could reasonably be expected to cause a Material Adverse Effect, the effect of which, in the reasonable judgment of the Agent (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.
(d)    Legal Opinions. The Agent shall have received the opinions and negative assurance letter of Company Counsel and Maryland Counsel required to be delivered pursuant to Section 7(r) on or before the date on which such delivery of such opinions and negative assurance letter is required pursuant to Section 7(r).
(e)    Comfort Letters. The Agent shall have received the Initial Comfort Letters and any update letters required to be delivered pursuant to Section 7(s) on or before the date on which such delivery of such letters are required pursuant to Section 7(s).
(f)    Representation Certificate. The Agent shall have received the certificate required to be delivered pursuant to Section 7(q) on or before the date on which delivery of such certificate is required pursuant to Section 7(q).
(g)    Opinion of Counsel for Agent. The Agent shall have received from Clifford Chance US LLP, counsel for the Agent, such opinion or opinions, with respect to such matters as the Agent may reasonably require, on or before the date of delivery of the first Placement Notice issued hereunder, and the Company shall have furnished to such counsel such documents as it requests to enable it to pass upon such matters.
(h)    No Exchange Suspension or FINRA Objection. Neither trading in the Common Stock nor in the Series D Preferred Stock shall have been suspended on the NYSE. FINRA shall have not objected to the fairness or reasonableness of the terms or arrangements under this Agreement.
(i)    Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(q), the Company shall have furnished to the Agent such appropriate further information, certificates and documents as the Agent may reasonably request. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof. The Company will furnish the Agent with such conformed copies of such opinions, certificates, letters and other documents as the Agent shall reasonably request.
(j)    Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.
(k)    Approval for Listing. The Placement Shares shall either have been (i) approved for listing on the Exchange, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Shares on the NYSE at, or prior to, the issuance of any Placement Notice.
(l)    Termination of Agreement. If any condition specified in this Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Agent by notice to the Company, and such termination shall be without liability of any party to any other party except as provided in Section 7(j) hereof and except that, in the case of any termination of this Agreement, Sections7(j), 9, 10, 12(a), 12(e) and 12(f) shall survive. Notice of such cancellation shall be given in writing and addressed to each of the individuals of the Company set forth on Schedule 2.
(m)    No Termination Event. There shall not have occurred any event or condition that would permit the Agent to terminate this Agreement pursuant to Section 11.
9.    Indemnification and Contribution.
(a)    Company and Operating Partnership Indemnification. The Company and the Operating Partnership agree to indemnify and hold harmless the Agent, and its respective directors, officers, partners, employees and agents and each person, if any, who (i) controls such Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or (ii) is controlled by or is under common control with such Agent (an “Agent Affiliate”) from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all reasonable investigative, legal and other expenses incurred in connection with, and any and all amounts paid in settlement (in accordance with Section 9(c)) of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which the Agent, or any such person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based, directly or indirectly, on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this indemnity agreement shall not apply to the extent that such loss, claim, liability, expense or damage arises from or is caused directly or indirectly by an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by or on behalf of the Agent expressly for inclusion in the Registration Statement (or any amendment), including the Rule 430B Information, or the Prospectus (or any amendment or supplement thereof), it being understood and agreed that the only such information furnished by the Agent as aforesaid consists of the third paragraph of the Plan of

Distribution section of the Prospectus Supplement (“Agent Information”). This indemnity agreement will be in addition to any liability that the Company might otherwise have.
(b)    Agent Indemnification. The Agent agrees to indemnify and hold harmless the Company, the Operating Partnership and the Company’s directors and each officer of the Company who signed the Registration Statement, and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company (a “Company Affiliate”) against any and all losses, liabilities, claims, damages and expenses to which the Company, or any such person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, as and when incurred, but only insofar as such loss, liability, claim, damage or expense arises from or is caused directly or indirectly by an untrue statement or omission or alleged untrue statement or omission in the Registration Statement (or any amendment), including the Rule 430B Information, or the Prospectus (or any amendment or supplement thereof), made in reliance on and in conformity with Agent Information.
(c)    Procedure. Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on the written advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on the written advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees, disbursements and other charges of more than one separate firm (in addition to any local counsel) and all such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless (i) such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding and (ii) such settlement does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
(d)    Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Agent, the Company and the Agent will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the agents, if any), to which the Company and the Agent may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Agent, respectively. The relative benefits received by the parties hereto shall be deemed to be in the same proportion as the total net proceeds from the sale of the Placement Shares (before deducting expenses) received by the Company bear to the total compensation received by the Agent from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Agent, respectively, with respect to the statements or omissions that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Agent, respectively, and their relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Partnership and the Agent agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for the purpose of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9(c) hereof. Notwithstanding the foregoing provisions of this Section 9(d), the Agent shall not be required to contribute any amount in excess of the aggregate commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), any person who controls a party to this Agreement within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any affiliates, officers, directors, partners, employees or agents of the Agent, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c) hereof.
10.    Representations and Agreements to Survive Delivery.
All representations and warranties of the Company and the Operating Partnership herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of the Agent, any controlling persons, or the Company (or any of their respective officers who sign the Registration Statement or any directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefore or (iii) any termination of this Agreement.
11.    Termination.
(a)    Termination; General. The Agent may terminate this Agreement, by notice to the Company, as hereinafter specified at any time (1) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any change, or any development or event involving a prospective change, which individually or in the aggregate, in the sole judgment of the Agent, has or could have a Material Adverse Effect and makes it impractical or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (2) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Agent, impracticable or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (3) if trading in the Placement Shares has been suspended or limited by the Commission or the NYSE, or if trading generally on the NYSE has been suspended or limited, (4) if any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market shall have occurred and be continuing, (5) if a major disruption of securities settlements or clearance services in the United States shall have occurred and be continuing or (6) if a banking moratorium has been declared by either U.S. Federal or New York authorities.
(b)    Termination by the Company. The Company shall have the right to terminate this Agreement by giving notice as specified herein to the Agent.
(c)    Termination by the Agent. In addition to the rights set forth in Section 11(a), the Agent shall have the right to terminate this Agreement by giving three days’ notice to the Company.
(d)    Automatic Termination. Unless earlier terminated pursuant to this Section 11, this Agreement shall automatically terminate upon the issuance and sale of the Maximum Amount of Placement Shares through the Agent pursuant to this Agreement and any Terms Agreement.
(e)    Effectiveness of Termination. Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date specified in such notice by the Agent or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.
(f)    Survival. The provisions of Sections 7(j), 9, 12(a), 12(e) and 12(f) hereof and the obligation herein to pay any discount, commission or other compensation accrued, but unpaid, shall survive any expiration or termination of this Agreement.
12.    Miscellaneous.
(a)    Notices. Except as otherwise set forth in Section 4 of this Agreement, all notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and effective only on receipt, unless otherwise specified in this Agreement, and, if to the Agent, such notice shall be delivered, mailed or sent to the Agent at 127 Public Square, 4th Floor, Cleveland, Ohio 44114, Facsimile:

216-689-0845, Attention: David Gruber, and if to the Company, such notice shall be delivered, mailed or sent to the Company at 12600 Hill Country Boulevard, Suite R-100, Austin, Texas 78738, Facsimile: (512) 538-2333, Attention: Christopher R. Eng, Executive Vice President, General Counsel, Chief Risk Officer and Secretary.
Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which the Exchange and commercial banks in the City of New York are open for business.
(b)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company, the Operating Partnership and the Agent and their respective successors and the affiliates, controlling persons, officers and directors referred to in Section 9 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. No party may assign its rights or obligations under this Agreement without the prior written consent of the other parties.
(c)    Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Common Stock or the Series D Preferred Stock.
(d)    Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company, the Operating Partnership and the Agent. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.
(e)    Applicable Law; Consent to Jurisdiction and Process. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.
(f)    Waiver of Jury Trial. EACH OF THE COMPANY, THE OPERATING PARTNERSHIP AND THE AGENT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
(g)    Specified Courts. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum
(h)    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile transmission.
13.    Absence of Fiduciary Relationship.
The Company and the Operating Partnership acknowledge and agree that:
(a)    the Company is a sophisticated business enterprise that has retained the Agent for the limited purposes set forth in this Agreement, and the Agent’s, the Company’s and the Operating Partnership’s respective rights and obligations are contractual in nature;

(b)    the Company and the Operating Partnership are each capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;
(c)    the Company and the Operating Partnership have been advised that the Agent and its respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Agent has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship;
(d)    the Company and the Operating Partnership each disclaims any intention to impose fiduciary obligations on the Agent by virtue of the engagement contemplated by this Agreement;
(e)    the Agent has not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and the Company and the Operating Partnership have each consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;
(f)    the Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transaction for its own account or the account of its customers and hold long or short positions in the Common Stock or the Series D Preferred Stock; and
(g)    the Company and the Operating Partnership each waives, to the fullest extent permitted by law, any claims it may have against the Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Agent shall have no liability (whether direct or indirect) to the Company or the Operating Partnership in respect to such fiduciary claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or the Operating Partnership, including shareholders, partners, employees or creditors of the Company or the Operating Partnership.
[Remainder of Page Intentionally Blank]

If the foregoing correctly sets forth the understanding between the Company, the Operating Partnership and the Agent, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the parties.

Very truly yours,

SUMMIT HOTEL PROPERTIES,INC. By: /s/ Greg A. Dowell Name: Greg A. Dowell Title: Executive Vice President, Chief Financial Officer and Treasurer

SUMMIT HOTEL OP, LP

By: Summit Hotel GP, LLC,
its general partner

By: Summit Hotel Properties, Inc.,
its sole member

By: /s/ Greg A. Dowell
Name: Greg A. Dowell
Title: Executive Vice President, Chief Financial Officer and Treasurer

CONFIRMED AND ACCEPTED, as of the date first above written

KEYBANC CAPITAL MARKETS INC. By: /s/ Jonathan O. Crane Name: Jonathan O. Crane Title: Sr. Managing Director

SCHEDULE 1
The Agent shall be paid compensation equal to up to 2.0% of the gross proceeds from the sale of Placement Shares pursuant to the terms of this Agreement.

SCHEDULE 2
Placement Notice Authorized Personnel

Name	Title	Email Address
Michael Hawkins	Managing Director	michael.hawkins@key.com
David Gruber	Managing Director	dgruber@key.com
Paul Hodermarsky	Managing Director	phodermarsky@key.com

Name	Title	Email Address
Daniel P. Hansen	President and Chief Executive Officer	dhansen@shpreit.com
Greg A. Dowell	Executive Vice President, Chief Financial Officer and Treasurer	gdowell@shpreit.com
Christopher R. Eng	Executive Vice President, General Counsel, Chief Risk Officer and Secretary	ceng@shpreit.com

SCHEDULE 3
Significant Subsidiaries
Summit Hotel GP, LLC
Summit Hospitality I, LLC
Summit Hotel OP, LP
Summit Hotel TRS, Inc.

EXHIBIT A
FORM OF PLACEMENT NOTICE
From: Summit Hotel Properties, Inc.
To: [●]
Cc:
Subject: Placement Notice
Ladies and Gentlemen:
Pursuant to the terms and subject to the conditions contained in the Sales Agreement by and among Summit Hotel Properties, Inc. (the “Company”), Summit Hotel OP, LP (the “Operating Partnership”) and [●] (the “Agent”) dated August 2, 2016 (the “Agreement”), I hereby request on behalf of the Company that the Agent sell up to [●] shares of the Company’s [common stock, $0.01 par value per share][6.45% Series D Preferred Stock, $0.01 par value per share], at a market price per share of not less than $[●] and, with respect to such preferred stock, not more than the Maximum Price. For purposes hereof, “Maximum Price” means: (a) from August 2, 2016 and through December 27, 2016, $27.50; (b) subsequent to December 27, 2016 and through June 28, 2020, the product of (i) $25.00 plus any accrued and unpaid dividends per share to, but excluding, the date of sale and (ii) the sum of (A) 1.0 and (B) (x) the number of complete years until the optional redemption date (June 28, 2021) remaining at the date of sale multiplied by (y) 0.0050; and (c) on June 29, 2020 and thereafter, $25.00 plus any accrued and unpaid dividends per share to, but excluding, the date of sale.
The Company hereby confirms that, as of the date of this Placement Notice, neither the Prospectus, nor any Issuer Free Writing Prospectus, when taken together with the Prospectus, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
The Company hereby confirms that, as of the date of this Placement Notice, it is not in possession of any material non-public information.
[ADDITIONAL SALES PARAMETERS MAY BE ADDED, SUCH AS THE MAXIMUM AGGREGATE OFFERING PRICE, THE TIME PERIOD IN WHICH SALES ARE REQUESTED TO BE MADE, SPECIFIC DATES THE SHARES MAY NOT BE SOLD ON AND THE MANNER IN WHICH SALES ARE TO BE MADE BY THE AGENT.

EXHIBIT B
FORM OF OFFICERS’ CERTIFICATE
Pursuant to Section 7(q) of the several Sales Agreements (each, an “Agreement”), each dated as of August 2, 2016, by and among Summit Hotel Properties, Inc. (the “Company”) and Summit Hotel OP, LP (the “Operating Partnership”), on the one hand, and each of Robert W. Baird & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Canaccord Genuity Inc., Deutsche Bank Securities Inc., Jefferies LLC, KeyBanc Capital Markets Inc., Raymond James & Associates Inc. and RBC Capital Markets, LLC, (each, an “Agent”), on the other hand, the undersigned President and Chief Executive Officer of the Company and the undersigned Executive Vice President, Chief Financial Officer and Treasurer of the Company hereby represent and warrant to each Agent that, as of the date indicated next to the signatures below:
1.The representations and warranties of the Company and the Operating Partnership, as applicable, in the Agreement, are true and correct as if made at and as of such date.
2.The Company and the Operating Partnership, as applicable have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date and the conditions set forth in Section 8 of each Agreement have been satisfied waived in writing as of such date.

Name: Daniel P. Hansen
Title: President and Chief Executive Officer
Date:

Name: Greg A. Dowell

Title:	Executive Vice President, Chief Financial Officer and Treasurer
Date:

EXHIBIT C
FORM OF OPINION OF HUNTON & WILLIAMS LLP

EXHIBIT D
FORM OF NEGATIVE ASSURANCE LETTER OF HUNTON & WILLIAMS LLP

EXHIBIT E
FORM OF TAX OPINION OF HUNTON & WILLIAMS LLP

EXHIBIT F
FORM OF OPINION OF VENABLE LLP

Annex I
Summit Hotel Properties, Inc.
Common Stock
($0.01 par value per share)
6.45% Series D Preferred Stock
($0.01 par value per share)
TERMS AGREEMENT
[Name of Agent]
[Address]
Ladies and Gentlemen:
Summit Hotel Properties, Inc., a Maryland corporation (the “Company”), proposes, on the basis of the representations and warranties, and subject to the terms and conditions, stated herein and in the Sales Agreement, dated August 2, 2016 (the “Sales Agreement”), among the Company, Summit Hotel OP, LP., a Delaware limited partnership (the “Operating Partnership”), and [●] (the “Agent”), to issue and sell to the Agent as principal for resale (the “Underwriter”), and the Underwriter agrees to purchase from the Company the shares of [Common Stock][Series D Preferred Stock] specified in the Schedule A hereto (the “[Initial]* Securities”), on the terms specified in Schedule A hereto. Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Sales Agreement.
[The Company grants an option to the Underwriter to purchase up to an additional [●] shares of Common Stock specified in Schedule A hereto (the “Option Securities”, and together with the Initial Securities, the “Securities”) at the price per share set forth in Schedule A hereto, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part at any time from time to time upon notice by the Underwriter to the Company setting forth the number of Option Securities as to which the Underwriter is then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Underwriter, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Settlement Date (as defined below). For purposes of clarity, the parties hereto agree that the officers’ certificate, opinions and letter of counsel and accountants’ letter referred to in Section 7(q), (r) and (s), respectively, of the Sales Agreement are required to be delivered by or on behalf of the Company on the Settlement Date.]*
Payment of the purchase price for, and delivery of certificates for, the [Initial]* Securities shall be made at the offices of [●], [●], or at such other place as shall be agreed upon by the Underwriter and the Company, at [●] A.M./P.M. (New York City time) on the third (or fourth, if

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the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 9(c) of the Sales Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Company (such time and date of payment and delivery being herein called “Settlement Date”).
[In addition, in the event that any or all of the Option Securities are purchased by the Underwriter, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriter and the Company, on each Date of Delivery as specified in the notice from the Underwriter[s] to the Company.
Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Underwriter.
Each of the provisions of the Sales Agreement not related solely to the Agent, as agent of the Company, is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if each such provision had been set forth in full herein. Each of the representations and warranties set forth in the Sales Agreement shall be deemed to have been made at and as of the date of this Terms Agreement [and] [,]* the Applicable Time [and any Date of Delivery]]*
If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter and the Company in accordance with its terms.
THIS TERMS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.
Very truly yours,
Summit Hotel Properties, Inc.
By: ________________________________
Name:
Title:

Accepted as of the date hereof:
[Name of Agent]
By: ________________________________
Name:
Title:

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* Include only if the Underwriter has an option to purchase additional shares of Common Stock from the Company.

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